Semiannual Report

                INTERNATIONAL
                DISCOVERY
                FUND

                APRIL 30, 1999



[LOGO OF T. ROWE PRICE APPEARS HERE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
International Discovery Fund

 .    International small-cap stocks benefited from lower interest rates, IPO activity in Europe, and a turnaround in investor sentiment during the past six months.

 .    The fund's return was more than double that of the MSCI EAFE Index for the six months ended April 30 and in line with it during the past 12 months.

 .    Our strategy included increased exposure to the rebounding Japanese market and an emphasis on key markets within Europe and Southeast Asia.

 .    The U.K., which was the fund's largest country allocation after Japan, posted solid gains, while investments in Australia, New Zealand, Hong Kong, and India also helped performance.

 .    We recently took profits in Japan and feel comfortable with our positions in Europe and select areas of Southeast Asia; stock selection and country allocation should help the fund achieve its goal of long-term capital growth.

FELLOW SHAREHOLDERS

The past six months were especially beneficial for international small-cap stocks and your fund despite the strong dollar. Rising confidence in overseas markets, coupled with a renewed appetite for the stocks of smaller companies, fueled the advance. A move toward lower rates by the U.S. Federal Reserve served as a catalyst for the small-cap rally, which started in Japan and quickly spread to other Asian markets. An economic "soft landing" in the U.K, along with an unprecedented level of initial public offerings (IPOs) in Europe, added to the turnaround in investor sentiment.


PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 4/30/99                                       6 Months   12 Months
--------------------------------------------------------------------------------
International Discovery Fund                                   32.48%      9.84%
 ................................................................................
MSCI EAFE Index                                                 15.44       9.81
 ................................................................................


Fund performance for the six months ended April 30 was more than double that of the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI
EAFE) Index and was in line with it during the past 12 months. Large-cap foreign stocks, like those in the U.S., had led the way earlier.

As the advance in the share prices of Japanese small companies got under way in late October and early November, we increased our exposure in Japan to 25% of net assets from 16% at the end of the fiscal year. This substantial reallocation of funds was a major contributor to fund performance as the rally accelerated through early 1999. From its low of 611 on October 13, 1998, the OTC index of small companies nearly doubled to a high of 1205 on April 28, 1999.

We continued to sell positions in emerging markets, first in Southeast Asia and then in Latin America, following strong rallies there. One exception to this strategy was in India, where we added to positions. Our primary focus is on individual stocks, and within emerging markets India was the only area where we still found stocks that met our growth criteria.

In Europe we maintained a broadly neutral stance versus the benchmark and tended to overweight the northern European markets of the

U.K. and the Netherlands, while underweighting the southern European markets of Spain and Italy. Again, stock valuations were behind these decisions.


MARKET REVIEW

Europe
The fund's largest exposure at 54% of assets was in Europe, and within that region the U.K. remained our most significant market at 18% of assets. From their low levels in the late fall of last year, U.K. small-company stocks staged a remarkable recovery driven by improved expectations about economic growth and increased activism by institutional shareholders. In some cases, this activism has led to management changes as well as mergers and acquisitions. Many stock valuations had been so low that some companies chose to go private and delist their shares. Our strategy in the U.K. was to reorient the portfolio toward growth companies. Toward that end, we sold retailer Harvey Nichols Group, engineering firms Mayflower and Bodycote International, and reduced our position in construction services company Ashtead Group. Our technology holdings accounted for the lion's share of strong performance as this sector rallied strongly following the sharp correction last year. Examples include Eidos, a publisher of software games; Pace Micro Technology, a manufacturer of set top boxes for pay TV; Psion, a producer of palm-held computers whose operating system forms the basis of a joint venture with Nokia, Ericsson, and Motorola; and Acorn, a holding company for shares in ARM Technology, a revolutionary microchip technology.

Despite economic sluggishness in Continental


MARKET PERFORMANCE
--------------------------------------------------------------------------------
Six Months                                Local     Local Currency      U.S.
Ended 4/30/99                            Currency   vs. U.S. Dollars   Dollars
--------------------------------------------------------------------------------
Australia                                   17.95%              6.51%    25.62%
 ................................................................................
Brazil (Free)                               59.71             -28.37     14.40
 ................................................................................
France                                      24.33             -10.37     11.43
 ................................................................................
Germany                                     16.48             -10.41      4.35
 ................................................................................
Hong Kong                                   28.01              -0.06     27.94
 ................................................................................
India                                       18.93              -0.98     17.76
 ................................................................................
Japan                                       30.14              -2.38     27.05
 ................................................................................
Mexico                                      33.09               8.22     44.03
 ................................................................................
Netherlands                                 26.16             -10.34     13.12
 ................................................................................
Sweden                                      29.52              -7.06     20.38
 ................................................................................
United Kingdom                              21.46              -3.86     16.77
 ................................................................................

Source: FAME Information Services, Inc.; using MSCI indices.

GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Japan                  19%
Far East               25%
Other and Reserves      2%
Europe                 54%


Europe, particularly in Germany, there were pockets of vitality. German stocks were robust in local currency terms, but the strength of the dollar dampened returns for U.S. investors--as it did in many foreign markets. The phenomenal success of Germany's Neue Markt (a new exchange for fledgling growth stocks), which has outperformed virtually all other stock indices around the world, encouraged many companies to undertake IPOs. This development has major benefits for our segment of the market over the longer term. First, it broadens the small-cap universe and gives us access to sectors of the economy that we have not been able to invest in before. Second, it encourages entrepreneurship and attracts private investors to smaller growth companies. Your fund participated in many new issues, some of which performed strongly.

The birth of the single currency in Europe (the euro) turned out to be a negative for small companies because institutions in some countries, such as the Netherlands and Ireland, sold small-company stocks to buy large-cap shares indexed to the euro. However, we believe this was a short-term phenomenon that has largely run its course.

Notable returns were posted by Teles, a supplier of advanced telecom switches for large corporations, a market we believe is worth more than $50 billion within Europe; Avenir Telecom, a French retailer of mobile handsets; and Sifo, a Swedish supplier of media services. Our stock selection process emphasizes high-growth industries and has recently steered us toward telecom, media, life sciences, support services, and technology companies, and away from investment technology services and software since we anticipate a slowdown in these sectors before 2000.

INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                                       Percent of Net Assets
                                                      10/31/98        4/30/99
--------------------------------------------------------------------------------
Services                                                 35.5%          50.2%
 ................................................................................
Capital Equipment                                        23.6           15.7
 ................................................................................
Consumer Goods                                           16.0           14.7
 ................................................................................
Finance                                                   7.2           11.2
 ................................................................................
Multi-industry                                            2.2            3.1
 ................................................................................
Materials                                                 1.0            2.0
 ................................................................................
Energy                                                    0.8             --
 ................................................................................
All Other                                                 1.4            1.5
 ................................................................................
Reserves                                                 12.3            1.6
--------------------------------------------------------------------------------
Total                                                   100.0%         100.0%

Japan

We increased the fund's weighting in Japanese small-cap stocks as a technical rally commenced from what we considered to be oversold levels. The rally was more intense and prolonged than we had anticipated, and it became especially powerful in March 1999. It is worth noting that, while domestic institutions and retail investors were the driving forces in the early stages, foreign institutions joined the party as they scrambled to eliminate underweighted positions in Japan.

For the most part, the broad economic picture in Japan remains bleak and the early signs of recovery are few and far between. A March survey indicated that the earnings of 1,759 listed firms would fall about 25% in fiscal 1998, which ended March 31, 1999. More significant are the subtle changes at the company level, with some managers at small-cap companies showing greater inclination to do some necessary restructuring. The big question now is whether the signs of change at Sony have relevance for the overall market.

As ever, our Japanese investments were eclectic, but our focus was on areas where we detected signs of positive change. For example, we took positions in Nemic Lambda, a manufacturer of electrical equipment where we saw value, and in retailer Seiyu, which implemented comprehensive restructuring from the ground up. Our research led us to back companies with winning management teams that are able to grow their businesses in a difficult environment, such as real estate developer Goldcrest and child seat manufacturer Combi.

Other Regions

Outside Europe and Japan we identified major growth opportunities in Hong Kong (3.4% of assets), Australia (6.9%), New Zealand (3.4%), and India (3.8%), which contributed positively to performance. Our presence in these select Asian markets skewed the portfolio toward an overweighted position in Southeast Asia at the end of April.

In India, our holdings included Zee Telefilms, which produces content for television and has also been acquiring its own distribution network, and Pentafour Software, a developer of animation software for the multimedia sector that has been able to announce several distribution agreements in the U.S. Both companies have the characteristics we are looking for: strong intellectual property that generates high operating returns for shareholders. Generally in India we seek to invest in domestic consumption plays or globally competitive companies. In Australia we participated successfully in the consolidation taking place in the financial services sector through Tyndall and Perpetual Trustees. Our stock selection in both Australia and New Zealand has focused on growth areas in common with the rest of the portfolio, such as in the technology, health care, and media sectors.


INVESTMENT OUTLOOK

We have recently begun to take some profits in Japan and to substantially reduce our exposure there. This will leave the portfolio broadly neutral in Europe and underweighted in Japan versus the EAFE benchmark. For the foreseeable future, we will maintain our relatively heavy allotments in Australia, New Zealand, and India. At the end of April, apart from these markets, the fund had a minor exposure to Southeast Asia. We feel comfortable with this allocation, since interest rates in Asian markets have fallen a long way already and the recovery in these economies may not be as smooth as equity markets have been indicating.

The pace of change in the world is accelerating, as is the paradigm of what constitutes a successful small-to mid-cap investment. In our annual report, we discussed the trend toward globalization, the need for pricing power in a disinflationary world, and the importance of growth and technology. A smaller manufacturing company without pricing power will find life increasingly difficult as the need increases for economies of scale. However, the increasing penetration of the Internet--both as a means of


IN OUR ANNUAL REPORT, WE DISCUSSED THE TREND TOWARD GLOBALIZATION, THE NEED FOR PRICING POWER IN A DISINFLATIONARY WORLD, AND THE IMPORTANCE OF GROWTH AND TECHNOLOGY.

communication and a mode of doing business--has to an extent obviated the need for physical scale economies. The Internet is, therefore, an important development for small-company investing. The portfolio has already benefited from Internet investments, and we will continue to pay close attention to developments in this sector.

We will continue to seek investments in the $100 million to $1.5 billion market capitalization range. Within this universe, our aim is to identify growth companies with leading technologies, market positions, and business models that can generate above-average, sustainable profit margins. We believe this strategy will help the fund achieve its goal of long-term capital appreciation.


Respectfully submitted,

/s/ Martin G. Wade

Martin G. Wade
President

May 21, 1999

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------



PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         4/30/99
--------------------------------------------------------------------------------

Detron Group, Netherlands                                                   3.0%
 ................................................................................
Eidos, United Kingdom                                                       2.0
 ................................................................................
Serco Group, United Kingdom                                                 1.7
 ................................................................................
Neopost, France                                                             1.5
 ................................................................................
Atlantic Telecom, United Kingdom                                            1.5
--------------------------------------------------------------------------------

Freepages Group, United Kingdom                                             1.5
 ................................................................................
Filtronic, United Kingdom                                                   1.4
 ................................................................................
PubliGroupe, Switzerland                                                    1.3
 ................................................................................
Express, United Kingdom                                                     1.3
 ................................................................................
Nemic Lambda, Japan                                                         1.2
--------------------------------------------------------------------------------

Consors Discount, Germany                                                   1.2
 ................................................................................
Irish Permanent, Ireland                                                    1.2
 ................................................................................
Zapf Creation, Germany                                                      1.2
 ................................................................................
Lang, Australia                                                             1.2
 ................................................................................
Intershop Communications, Germany                                           1.2
--------------------------------------------------------------------------------

Greggs, United Kingdom                                                      1.1
 ................................................................................
Ashtead Group, United Kingdom                                               1.1
 ................................................................................
Goldcrest, Japan                                                            1.1
 ................................................................................
Nidec, Japan                                                                1.1
 ................................................................................
Acorn Computer Group, United Kingdom                                        1.1
--------------------------------------------------------------------------------

Electron Boutique, United Kingdom                                           1.1
 ................................................................................
Avenir Telecom, France                                                      1.0
 ................................................................................
Mirae, South Korea                                                          1.0
 ................................................................................
Swisslog Holding, Switzerland                                               0.9
 ................................................................................
Fancl, Japan                                                                0.9
--------------------------------------------------------------------------------

Total                                                                      32.8%

Note: Table excludes reserves

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

[LINE GRAPH APPEARS HERE]

[PLOT POINTS APPEARS HERE]


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 4/30/99                  1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------

International Discovery Fund            9.84%       7.84%      4.81%       8.09%
 ................................................................................


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited


FINANCIAL HIGHLIGHTS                                 For a share outstanding throughout each period
---------------------------------------------------------------------------------------------------

                               6 Months        Year
                                  Ended       Ended
                                4/30/99    10/31/98    10/31/97    10/31/96    10/31/95    10/31/94
NET ASSET VALUE
Beginning of period           $   14.99   $   16.11   $   15.97   $   14.43   $   17.63   $   16.16
                              .....................................................................
Investment activities
 Net investment income            (0.02)       0.05        0.02        0.07        0.10        0.04
 Net realized and
 unrealized gain (loss)            4.80       (0.92)       0.25        1.59       (2.38)       1.52
                              .....................................................................
 Total from
 investment activities             4.78       (0.87)       0.27        1.66       (2.28)       1.56
                              .....................................................................
Distributions
 Net investment income            (0.01)         --       (0.07)      (0.10)      (0.06)      (0.07)
 Net realized gain                (0.30)      (0.25)      (0.06)      (0.02)      (0.87)      (0.02)
                              .....................................................................
 Total distributions              (0.31)      (0.25)      (0.13)      (0.12)      (0.93)      (0.09)
                              .....................................................................
Redemption fees added
to paid-in-capital                   --          --          --          --        0.01          --
                              .....................................................................
NET ASSET VALUE
End of period                 $   19.46   $   14.99   $   16.11   $   15.97   $   14.43   $   17.63
                              ---------------------------------------------------------------------

Ratios/Supplemental Data
Total return*                     32.48%     (5.40)%       1.69%      11.60%    (13.06)%       9.67%
 ...................................................................................................
Ratio of total expenses to
average net assets                1.47%+       1.47%       1.41%       1.45%       1.50%       1.50%
 ...................................................................................................
Ratio of net investment
income to average
net assets                      (0.27)%+       0.25%       0.13%       0.40%       0.55%       0.38%
 ...................................................................................................
Portfolio turnover rate          123.7%+       34.2%       72.7%       52.0%       43.5%       57.4%
 ...................................................................................................
Net assets, end of period
(in thousands)                $ 235,924   $ 189,001   $ 254,430   $ 325,639   $ 325,374   $ 503,442
 ...................................................................................................

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
+  Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 1999



PORTFOLIO OF INVESTMENTS                                   Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands

AUSTRALIA  6.9%

Common Stocks and Rights  6.9%
AAPT Limited                                                474,594  $     1,696
 ................................................................................
Austrim                                                     279,290          593
 ................................................................................
Computershare                                               180,547        1,864
 ................................................................................
Energy Development                                          267,440          699
 ................................................................................
Lang                                                        850,590        2,792
 ................................................................................
LibertyOne*                                               1,313,000          904
 ................................................................................
Perpetual Trustees                                          157,490        2,178
 ................................................................................
Seven Network                                               376,000        1,265
 ................................................................................
Solution 6 Holdings                                         430,000          945
 ................................................................................
Sonic Healthcare                                            357,309        1,040
 ................................................................................
Spotless Group                                              222,000          639
 ................................................................................
Spotless Group, Rights, 6/4/99*                              11,100            3
 ................................................................................
Tyndall Australia                                           963,281        1,772
 ................................................................................
Total Australia (Cost $11,510)                                            16,390
                                                                     ...........

BELGIUM  0.5%

Common Stocks  0.5%
Roularta Media Group (EUR)                                   18,466        1,117
 ................................................................................
Total Belgium (Cost $1,311)                                                1,117
                                                                     ...........

CHINA  0.4%

Common Stocks  0.4%
Guangshen Railway (HKD)                                   4,680,000          616
 ................................................................................
Shenzhen Expressway (Class H) (HKD)                       1,684,000          345
 ................................................................................
Total China (Cost $1,049)                                                    961
                                                                     ...........

DENMARK  2.3%

Common Stocks  2.3%
GN Store                                                     50,000        1,706
 ................................................................................
Navision Software                                           100,000        2,018
 ................................................................................
Sondagsavisen                                                27,000        1,689
 ................................................................................
Total Denmark (Cost $5,641)                                                5,413
                                                                     ...........

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                           Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands

   FINLAND  1.6%

   Common Stocks  1.6%
   Tampere Telephone (EUR)                                  218,000  $     1,566
   .............................................................................
   Teleste (EUR)                                            250,076        2,179
   .............................................................................
   Total Finland (Cost $4,242)                                             3,745
                                                                     ...........

   FRANCE  6.0%

   Common Stocks  6.0%
   A Novo (EUR) *                                            15,456          456
   .............................................................................
   Alten (EUR)                                                5,000          306
   .............................................................................
   Avenir Telecom (EUR) *                                    51,449        2,446
   .............................................................................
   Boiron (EUR)                                              33,000        2,196
   .............................................................................
   Cegedim (EUR)                                             54,000        2,219
   .............................................................................
   CPR (EUR)                                                 38,636        1,992
   .............................................................................
   Neopost (EUR) *                                          199,333        3,597
   .............................................................................
   Prosodie (EUR)                                            12,000          950
   .............................................................................
   Total France (Cost $13,315)                                            14,162
                                                                     ...........

   GERMANY  8.3%

   Common Stocks  7.5%
   Boewe Systec (EUR)                                        67,390        1,783
   .............................................................................
   Consors Discount (EUR) *                                  30,759        2,925
   .............................................................................
   Eurobike (EUR)                                           125,390        1,457
   .............................................................................
   FortuneCity.com (EUR) *                                   17,220          482
   .............................................................................
   Hawesko Holding (EUR)                                     24,471        1,008
   .............................................................................
   Intershop Communications Ag (EUR) *                       11,400        2,740
   .............................................................................
   Kamps (EUR)                                               32,760        1,125
   .............................................................................
   Sixt (EUR)                                                26,645        1,928
   .............................................................................
   Teles (EUR)                                                6,000        1,298
   .............................................................................
   Utimaco Safeware (EUR) *                                   1,100          215
   .............................................................................
   Zapf Creation AG (EUR) *                                 131,232        2,800
   .............................................................................
                                                                          17,761
                                                                     ...........
   Preferred Stocks  0.8%
   Rhon Klinikum (EUR)                                       19,670        1,787
   .............................................................................
                                                                           1,787
                                                                     ...........
   Total Germany (Cost $16,934)                                           19,548
                                                                     ...........


11
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------



                                                            Shares/Par     Value
--------------------------------------------------------------------------------
                                                                    In thousands
   HONG KONG  3.4%

   Common Stocks and Warrants  3.4%
   Esprit Holdings                                           1,938,000  $  1,163
   .............................................................................
   HKR International                                           789,600       586
   .............................................................................
   HKR International, Warrants, 6/23/00 *                      725,200        92
   .............................................................................
   Li & Fung                                                   550,000     1,348
   .............................................................................
   Moulin International Holdings                            10,819,119     1,256
   .............................................................................
   Sa Sa International Holdings                              3,868,000       404
   .............................................................................
   Shun Tak Holdings                                         5,032,000     1,704
   .............................................................................
   South China Morning Post                                  1,126,000       679
   .............................................................................
   Varitronix International                                    390,000       669
   .............................................................................
   Total Hong Kong (Cost $7,247)                                           7,901
                                                                        ........

   INDIA  3.8%

   Common Stocks  3.8%
   Britannia Industries                                         53,000     1,854
   .............................................................................
   Cipla                                                        41,000     1,313
   .............................................................................
   HCL Infosystems *                                            80,200       795
   .............................................................................
   HDF                                                           6,500       310
   .............................................................................
   Hindustan Lever                                                 200        10
   .............................................................................
   Industrial Credit & Investment                              596,450       652
   .............................................................................
   Mahanagar Telephone                                           2,200         8
   .............................................................................
   Mcdowell                                                    201,400       376
   .............................................................................
   Pentafour Software                                           66,000     1,581
   .............................................................................
   Ranbaxy Laboratories                                         59,300       790
   .............................................................................
   Zee Telefilms                                                44,500     1,277
   .............................................................................
   Total India (Cost $8,416)                                               8,966
                                                                       .........

   IRELAND  1.9%

   Common Stocks  1.9%
   Arnotts (EUR)                                               215,830     1,687
   .............................................................................
   Irish Permanent (EUR)                                       194,560     2,820
   .............................................................................
   Total Ireland (Cost $4,569)                                             4,507
                                                                        ........

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                             Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

   ITALY  1.5%

   Common Stocks  1.5%
   Ericsson (EUR)                                            44,000  $     1,487
   .............................................................................
   Trenno Societa SPA (EUR)                                 683,700        2,015
   .............................................................................
   Total Italy (Cost $3,607)                                               3,502

                                                                     ...........
   JAPAN  25.0%

   Common Stocks  25.0%
   Aeon Credit Service                                       18,500        1,596
   .............................................................................
   Aiful                                                     26,100        2,135
   .............................................................................
   Bellsystem24                                               1,900          749
   .............................................................................
   Combi                                                    143,000        1,509
   .............................................................................
   FCC                                                       89,000          917
   .............................................................................
   Fancl                                                     15,600        2,221
   .............................................................................
   Fuji Machine                                              43,000        1,534
   .............................................................................
   Fuji Soft ABC                                             14,820          901
   .............................................................................
   Fujimi                                                    23,500        1,220
   .............................................................................
   Fujitsu Support and Service                               15,000        1,834
   .............................................................................
   Goldcrest                                                 52,000        2,652
   .............................................................................
   Hirose Electric                                           17,500        1,627
   .............................................................................
   Hitachi Electrncs                                         36,000          181
   .............................................................................
   Hokuto                                                    34,800        1,078
   .............................................................................
   Homac                                                     48,600          952
   .............................................................................
   Hoya                                                      10,000          523
   .............................................................................
   Japan Business Components                                 50,000          787
   .............................................................................
   Koha *                                                    51,000        1,717
   .............................................................................
   Lasertec                                                  21,000          587
   .............................................................................
   Mabuchi Motor                                             21,400        1,661
   .............................................................................
   Marukyo                                                   70,000          463
   .............................................................................
   Megachips                                                 22,000        1,304
   .............................................................................
   Nemic Lambda                                              44,600        2,936
   .............................................................................
   New Japan Radio                                          106,000          728
   .............................................................................
   Nichiei                                                    8,000          693
   .............................................................................
   Nidec                                                     19,900        2,583
   .............................................................................


13
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                           Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands

   Nissho Electronics                                      88,000  $       2,063
   .............................................................................
   Otsuka Kagu                                             10,000          1,256
   .............................................................................
   People                                                  31,240          1,256
   .............................................................................
   Roland                                                  27,900            787
   .............................................................................
   Round One                                                  263            978
   .............................................................................
   Ryohin Keikaku                                           3,900            710
   .............................................................................
   Sanix                                                   19,800            630
   .............................................................................
   Santen Pharmaceutical                                   68,000          1,236
   .............................................................................
   Seiyu                                                  335,000          2,006
   .............................................................................
   Shohkoh Fund                                             3,500          2,052
   .............................................................................
   Sony                                                    34,900          1,768
   .............................................................................
   Toa Medical Electronics                                 54,200            976
   .............................................................................
   TOC                                                    133,000          1,100
   .............................................................................
   Tokyo Seimitsu                                          13,300            736
   .............................................................................
   Toyo Information                                        64,000          1,849
   .............................................................................
   Trend Micro                                              6,500            860
   .............................................................................
   Union Tool                                              14,700          1,083
   .............................................................................
   Watami Food Service                                     45,000          1,620
   .............................................................................
   Yamada Denki                                            26,000            969
   .............................................................................
   Total Japan (Cost $39,142)                                             59,023
                                                                   .............

   NETHERLANDS  5.7%

   Common Stocks  5.7%
   Accell Group (EUR)                                      32,829            480
   .............................................................................
   Ahrend (EUR)                                            95,421          1,855
   .............................................................................
   Detron Group (EUR) *                                   443,111          6,975
   .............................................................................
   Draka Holdings (EUR)                                    28,905            992
   .............................................................................
   Endemol Entertainment (EUR)                             60,000          2,060
   .............................................................................
   United Pan-Europe Communications (EUR)                  20,245          1,047
   .............................................................................
   Total Netherlands (Cost $14,638)                                       13,409
                                                                   .............

   NEW ZEALAND  3.4%

   Common Stocks  3.4%
   Baycorp Holdings                                       172,000          1,050
   .............................................................................
   Corporate Investments                                2,003,000            909
   .............................................................................
   Fernz                                                  367,000          1,233
   .............................................................................
   Fisher & Paykel                                        543,000          1,992
   .............................................................................

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                                Shares     Value
--------------------------------------------------------------------------------
                                                                    In thousands

   Sky City                                                    259,000  $    647
   .............................................................................
   Warehouse Group                                             517,900     2,068
   .............................................................................
   Total New Zealand (Cost $6,963)                                         7,899
                                                                        ........

   NORWAY  0.5%

   Common Stocks  0.5%
   Tandberg Televisjo                                          134,000     1,270
   .............................................................................
   Total Norway (Cost $1,110)                                              1,270
                                                                        ........

   SINGAPORE  0.5%

   Common Stocks  0.5%
   Avimo Group                                                 768,000     1,177
   .............................................................................
   Sembawang Maritime                                           26,000        63
   .............................................................................
   Total Singapore (Cost $1,063)                                           1,240
                                                                        ........

   SOUTH KOREA  1.0%

   Common Stocks  1.0%
   Mirae                                                       506,900     2,410
   .............................................................................
   Total South Korea (Cost $1,684)                                         2,410
                                                                        ........

   SPAIN  1.2%

   Common Stocks  1.2%
   Azkoyen SA (EUR)                                             51,625     1,433
   .............................................................................
   Prosegur Seguridad (EUR)                                    115,177     1,333
   .............................................................................
   Total Spain (Cost $2,529)                                               2,766
                                                                        ........

   SWEDEN  1.7%

   Common Stocks  1.7%
   Assa-Abloy (Class B)                                         42,868     1,870
   .............................................................................
   Sifo Group (Class B) *                                      330,204     2,191
   .............................................................................
   Total Sweden (Cost $2,434)                                              4,061
                                                                        ........

   SWITZERLAND  4.3%

   Common Stocks  4.3%
   Bachem (Class B) *                                            1,360     2,131
   .............................................................................
   Disetronic Holdings                                             433     1,107
   .............................................................................

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                                Shares     Value
--------------------------------------------------------------------------------
                                                                    In thousands

   PubliGroupe S.A.                                              5,000  $  3,064
   .............................................................................
   Swisslog Holding                                             18,860     2,231
   .............................................................................
   Valora Holdings                                               7,350     1,715
   .............................................................................
   Total Switzerland (Cost $7,561)                                        10,248
                                                                        ........

   UNITED KINGDOM  18.4%

   Common Stocks  18.2%
   Ashtead Group                                               724,996     2,653
   .............................................................................
   Atlantic Telecom                                            808,000     3,484
   .............................................................................
   Bell Group                                                  851,500     1,644
   .............................................................................
   Eidos *                                                     122,100     4,665
   .............................................................................
   Electron Boutique                                         1,500,000     2,498
   .............................................................................
   Filtronic                                                   234,000     3,230
   .............................................................................
   Freepages Group                                           4,839,912     3,465
   .............................................................................
   Greggs                                                       63,000     2,660
   .............................................................................
   Icon Public Limited ADR (USD)                               139,100     2,191
   .............................................................................
   N Brown Group                                               126,340       583
   .............................................................................
   Ncorn Computer Group *                                      629,000     2,580
   .............................................................................
   Pace Micro Technology                                       708,500     1,670
   .............................................................................
   Pizza Express                                               208,000     3,035
   .............................................................................
   Psion                                                       100,000     1,464
   .............................................................................
   Quality Software                                            254,000     2,206
   .............................................................................
   Regal Hotel Group                                         2,120,906       887
   .............................................................................
   Serco Group                                                 180,000     3,996
   .............................................................................
                                                                          42,911
                                                                        ........
   Preferred Stocks  0.2%

   Regal Hotel Group, Cv. Loan Stock, 8.00%, 6/30/01           335,039       490
   .............................................................................
                                                                             490
                                                                        ........
   Total United Kingdom (Cost $30,472)                                    43,401
                                                                        ........

   VIETNAM  0.0%

   Common Stocks  0.0%

   Lazard Vietnam Fund Limited (USD) *                         106,600       107
   .............................................................................
   Total Vietnam (Cost $320)                                                 107
                                                                        ........

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
-------------------------------------------------------------------------------


                                                            Shares        Value
-------------------------------------------------------------------------------
                                                                   In thousands

   SHORT-TERM INVESTMENTS  4.1%

    Money Market Funds  4.1%
   Reserve Investment Fund, 5.01% #                      9,563,773  $     9,564
   ............................................................................
   Total Short-Term Investments (Cost $9,564)                             9,564
                                                                    ...........

Total Investments in Securities
102.4% of Net Assets (Cost $195,321)                                $   241,610

Other Assets Less Liabilities                                            (5,686)
                                                                    ...........

NET ASSETS                                                          $   235,924
                                                                    ===========



    *  Non-income producing
    #  Seven day yield
  ADR  American depository receipt
  EUR  European currency unit
  HKD  Hong Kong dollar
  USD  U.S. dollar



The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------
Unaudited                                                       April 30, 1999


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

    Assets

    Investments in securities, at value (cost $195,321)             $  241,610
    Securities lending collateral                                       15,655
    Other assets                                                         6,135
                                                                    ...........
    Total assets                                                       263,400

    Liabilities

    Obligation to return securities lending collateral                  15,655
    Other liabilities                                                   11,821
                                                                    ...........
    Total liabilities                                                   27,476

    NET ASSETS                                                      $  235,924
                                                                    -----------

    Net Assets Consist of:
    Accumulated net investment income - net of distributions        $     (266)
    Accumulated net realized gain/loss - net of distributions           11,208
    Net unrealized gain (loss)                                          46,191
    Paid-in-capital applicable to 12,124,418 shares of
    $0.01 par value capital stock outstanding;
    2,000,000,000 shares of the Corporation authorized                 178,791
                                                                    ...........

    NET ASSETS                                                      $  235,924
                                                                    -----------

    NET ASSET VALUE PER SHARE                                       $    19.46
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------
Unaudited


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands


                                                                  6 Months
                                                                     Ended
                                                                   4/30/99
 Investment Income

 Income
  Dividend (net of foreign taxes of $108)                       $      886
  Interest                                                             314
                                                                ............
  Total income                                                       1,200
                                                                ............

 Expenses
  Investment management                                              1,066
  Shareholder servicing                                                236
  Custody and accounting                                                99
  Prospectus and shareholder reports                                    39
  Legal and audit                                                        9
  Registration                                                           8
  Directors                                                              3
  Miscellaneous                                                          7
                                                                ............
  Total expenses                                                     1,467
                                                                ............
 Net investment income                                                (267)
                                                                ............

 Realized and Unrealized Gain (Loss)

 Net realized gain (loss)
  Securities                                                        11,497
  Foreign currency transactions                                        (47)
                                                                ............
  Net realized gain (loss)                                          11,450
                                                                ............
 Change in net unrealized gain or loss
  Securities                                                        46,616
  Other assets and liabilities
  denominated in foreign currencies                                   (137)
                                                                ............
  Change in net unrealized gain or loss                             46,479
                                                                ............
 Net realized and unrealized gain (loss)                            57,929
                                                                ............

 INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS                                            $57,662
                                                                ------------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------
Unaudited



STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands                                          6 Months        Year
                                                         Ended       Ended
                                                       4/30/99    10/31/98
Increase (Decrease) in Net Assets

Operations
 Net investment income                              $     (267)  $     579
 Net realized gain (loss)                               11,450       3,019
 Change in net unrealized gain or loss                  46,479     (14,115)
                                                    ........................
 Increase (decrease) in net assets from operations      57,662     (10,517)
                                                    ........................

Distributions to shareholders
 Net investment income                                    (123)         --
 Net realized gain                                      (3,675)     (3,754)
                                                    ........................
 Decrease in net assets from distributions              (3,798)     (3,754)
                                                    ........................

Capital share transactions*
 Shares sold                                            26,213      28,150
 Distributions reinvested                                3,583       3,562
 Shares redeemed                                       (36,757)    (82,937)
 Redemption fees received                                   20          67
                                                    ........................
 Increase (decrease) in net assets from capital
 share transactions                                     (6,941)    (51,158)
                                                    ........................

Net Assets

Increase (decrease) during period                       46,923     (65,429)
Beginning of period                                    189,001     254,430
                                                    ........................

End of period                                       $  235,924   $ 189,001
                                                    ------------------------

*Share information
 Shares sold                                             1,516       1,701
 Distributions reinvested                                  237         237
 Shares redeemed                                        (2,234)     (5,128)
                                                    ........................
 Increase (decrease) in shares outstanding                (481)     (3,190)


The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 1999


NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

   T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Discovery Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1988.

   The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

   Valuation   Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

   For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

   Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period.
   Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

   Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------


   accepted accounting principles. Credits earned on daily, uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

   Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

   Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 1999, the value of loaned securities was $15,913,000; aggregate collateral consisted of $15,655,000 in the securities lending collateral pool and U.S. government securities valued at $952,000.

   Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $128,013,000 and $119,873,000, respectively, for the six months ended April 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

   No provision for federal income taxes is required since the fund intends to continue to qualify as regulated investment company and distribute all of its taxable income.

   At April 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $195,321,000. Net unrealized gain aggregated $46,289,000 at period-end, of which $57,641,000 related to appreciated investments and $11,352,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

   The fund is managed by Rowe Price-Fleming International, Inc. (the man-ager), which is owned by T. Rowe Price Associates, Inc. (Price Associates),

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------

   Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

   The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $197,000 was payable at April 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

   In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $265,000 for the six months ended April 30, 1999, of which $61,000 was payable at period-end.

   The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1999, totaled $254,000 and are reflected as interest income in the accompanying Statement of Operations.

   During the six months ended April 30, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $12,576,000 with certain affiliates of the manager and paid commissions of $39,000 related thereto.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION


  KNOWLEDGEABLE SERVICE REPRESENTATIVES

  By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

  In Person Available in T. Rowe Price Investor Centers.


  ACCOUNT SERVICES

  Checking Available on most fixed income funds ($500 minimum).

  Automatic Investing From your bank account or paycheck.

  Automatic Withdrawal Scheduled, automatic redemptions.

  Distribution Options Reinvest all, some, or none of your distributions.

  Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


  BROKERAGE SERVICES*

  Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


  INVESTMENT INFORMATION

  Combined Statement Overview of all your accounts with T. Rowe Price.

  Shareholder Reports Fund manager's reviews of their strategies and results.

  T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

  Performance Update Quarterly review of all T. Rowe Price fund results.

  Insights Educational reports on investment strategies and financial markets.

  Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
  Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

  * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

  ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

Stock Funds
 ................................................................................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds
 ................................................................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

 ................................................................................
International/Global

Emerging Markets Bond
Global Bond
International Bond

Money Market FUNDS ++
 ................................................................................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset FUNDS
 ................................................................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. Rowe Price No-Load Variable Annuity
 ................................................................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

+ Formerly named Global Government Bond. ++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolio's investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access:
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this report.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center Plaza 5
Mezzanine Level
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367
(opens mid-June)


[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.         F38-051  4/30/99